UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-34268	04-2502514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Wellman Avenue	01863
North Chelmsford, Massachusetts (Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 251-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On June 8, 2015, in accordance with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2015, by and among Courier Corporation, a Massachusetts corporation (“Courier”), R. R. Donnelley & Sons Company, a Delaware corporation (“R. R. Donnelley”), Raven Solutions, Inc., a Massachusetts corporation and a wholly owned subsidiary of R. R. Donnelley (“Merger Sub”), and Raven Ventures LLC, a Massachusetts limited liability company and a wholly owned subsidiary of R. R. Donnelley (“Merger LLC”), Merger Sub merged with and into Courier (the “Merger”), with Courier being the surviving corporation, which Merger was immediately followed by a merger of Courier with and into Merger LLC (the “Subsequent Merger” and, together with the Merger, the “Mergers”), with Merger LLC surviving as a wholly owned subsidiary of R. R. Donnelley.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, on June 8, 2015, Courier repaid in full and terminated its Third Amended and Restated Credit Agreement, dated as of December 19, 2014 (as amended, the “Credit Facility”), with Citizens Bank, National Association, as administrative agent, issuing bank and swingline lender, and the various lenders that are parties thereto, providing for a $100 million revolving credit facility. The material terms of the Credit Facility are described in Note D to Courier’s consolidated condensed financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 28, 2015. Such description is hereby incorporated into this report by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each share of common stock of Courier, par value $1.00 per share (each, a “Courier Share”), issued and outstanding immediately prior to the Effective Time (other than Courier Shares owned by Courier and by shareholders of Courier who had exercised and not withdrawn appraisal rights under Massachusetts law) was converted into the right to receive either (i) an amount in cash equal to $23.00 (the “Cash Consideration”) or (ii) 1.3756 shares of R. R. Donnelley’s common stock, par value $1.25 per share (each, a “R. R. Donnelley Share”), subject to pro ration, adjustment and certain limitations as set forth in the Merger Agreement (the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”). At the Effective Time, each outstanding option to purchase Courier common stock, whether or not exercisable, was cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of (A) the Cash Consideration over (B) the per share exercise price for such Courier option and (ii) the total number of shares underlying such Courier option. At the Effective Time, each Courier restricted stock award was cancelled and converted into only the right to receive a lump-sum cash payment (without interest and less any applicable withholding taxes) equal to (i) the product of (A) the Cash Consideration and (B) the number of shares underlying such restricted stock award, plus (ii), pursuant to the applicable award documents, a cash tax assistance payment equal to 30% of the value of the vested restricted stock.

The deadline for Courier’s shareholders to submit Merger Consideration elections was 5:00 p.m., Eastern time, on June 3, 2015 and the notice of guaranteed delivery deadline was 5:00 p.m., Eastern time, on June 8, 2015. Based on the preliminary results of the Merger Consideration elections provided by Computershare Trust Company, N.A., R. R. Donnelley’s exchange agent, valid stock elections were made for 10,147,716 Courier Shares. The total number of Courier Shares that elected to receive the Stock Consideration exceeded the 5,815,644 Courier Shares that were exchangeable for the Stock Consideration; therefore, Courier Shares for which a stock election was made will be prorated pursuant to the terms of the Merger Agreement. As a result of proration, Courier shareholders electing to have any of their Courier Shares exchanged for R. R. Donnelley Shares will receive the Stock Consideration with respect to approximately 57% of those shares so elected and will receive the Cash Consideration with respect to the remaining 43% of those shares so elected. Courier shareholders electing to receive the Cash Consideration and Courier shareholders that that did not make a valid stock election will receive the Cash Consideration in exchange for all of their Courier Shares. No fractional R. R. Donnelley Shares are being issued, and cash is being paid in lieu thereof. R. R. Donnelley paid approximately $127.5 million in cash and issued 8,000,000 R. R. Donnelley Shares to former holders of Courier Shares in connection with the Merger upon the closing. The source of funds for such cash payment was cash on hand. As a result of the Merger, Courier became a wholly owned subsidiary of R. R. Donnelley.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference hereto as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 8, 2015, Courier notified The NASDAQ Global Select Market (“NASDAQ”) of the effectiveness of the Merger. As a result, trading in Courier Shares on NASDAQ was suspended and Courier has requested that NASDAQ file with the Securities and Exchange Commission an application on Form 25 to remove Courier shares from listing on NASDAQ and from registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended. Courier intends to file a certificate on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 is incorporated herein by reference.

Upon the Effective Time, holders of Courier Shares ceased to have any rights as shareholders of Courier, other than the right to receive the Merger Consideration in accordance with the Merger Agreement or, in the case of Courier Shares held of record by shareholders who had properly demanded appraisal of such shares in accordance with Massachusetts law, appraisal rights.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all officers and members of the board of directors of Courier were replaced by the officers and directors of Merger Sub, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the articles of organization and bylaws of Merger Sub, as in effect immediately prior to the Merger, became the articles of organization and bylaws of Courier. A copy of the articles of organization and bylaws of Courier are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are hereby incorporated by reference herein. As noted above, following the Merger, the Subsequent Merger was effected with Courier merging into Merger LLC and Merger LLC surviving the merger as a wholly owned subsidiary of R. R. Donnelley. As a result of the Subsequent Merger, the certificate of organization of Merger LLC was amended and became the certificate of organization of the surviving company. Additionally, the operating agreement of Merger LLC, as in effect immediately prior to the Subsequent Merger, became the operating agreement of the surviving company. A copy of the amended certificate of organization and the operating agreement of the surviving company are filed herewith as Exhibit 3.3 and Exhibit 3.4, respectively, and are hereby incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2015, Courier held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, Courier’s shareholders approved the Merger Agreement. The shareholders of Courier also approved, on an advisory (non-binding) basis, the compensation payable to certain executive officers of Courier in connection with the Merger. Shareholder action on a third proposal, to approve the adjournment of the special meeting if necessary or appropriate to solicit additional proxies in favor of approving the Merger Agreement, was not required and no vote was taken on that proposal.

At the Special Meeting, holders of 9,187,590 shares of Courier common stock, which represents approximately 80% of the shares of Courier common stock outstanding and entitled to vote as of the record date of April 24, 2015, were represented in person or by proxy.

The final voting results for each proposal, each of which is described in greater detail in Courier’s definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2015, follow below:

Proposal 1—Approval of the Merger Agreement

For	Against	Abstentions	Broker Non-Votes
9,043,833	52,822	90,786	0

Proposal 2—Approval, on an advisory (non-binding) basis, of the compensation payable to certain executive officers of Courier in connection with the Merger

For	Against	Abstentions	Broker Non-Votes
6,552,773	2,486,679	147,989	0

Item  8.01 Other Events.

On June 5, 2015, Courier issued a press release announcing the final voting results of the Special Meeting. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger by and among Courier Corporation, R. R. Donnelley & Sons Company, Raven Solutions, Inc. and Raven Ventures LLC, dated as of February 5, 2015 (incorporated by reference to Exhibit 2.1 to Courier Corporation’s Current Report on Form 8-K filed on February 5, 2015).*

3.1	Articles of Amendment of Courier Corporation.

3.2	Bylaws of Courier Corporation.

3.3	Amended Certificate of Organization of Raven Ventures LLC.

3.4	Operating Agreement of Raven Ventures LLC.

99.1	Press release issued by Courier Corporation on June 5, 2015.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This filing includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the business, strategy and plans of R. R. Donnelley and Courier, their expectations relating to the proposed transaction and their future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about R. R. Donnelley or Courier managements’ beliefs and expectations, are forward-looking statements. Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While R. R. Donnelley and Courier believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond R. R. Donnelley’s or Courier’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from R. R. Donnelley’s and Courier’s current expectations depending upon a number of factors affecting their businesses and risks associated with the successful execution and integration of the proposed transaction and the performance of their businesses following such transaction. These factors include, among others, successful completion of the proposed transaction, the ability to implement plans for the integration of the proposed transaction and the receipt of required approvals for the proposed transaction, and such other risks and uncertainties detailed in R. R. Donnelley’s and Courier’s respective periodic public filings with the SEC, including but not limited to those discussed (i) under “Risk Factors” in R. R. Donnelley’s Form 10-K for the fiscal year ended December 31, 2014, in R. R. Donnelley’s subsequent filings with the SEC and in other investor communications of R. R. Donnelley from time to time and (ii) under “Risk Factors” in Courier’s Form 10-K for the fiscal year ended September 27, 2014 and in Courier’s subsequent filings with the SEC and in other investor communications of Courier from time to time. R. R. Donnelley and Courier do not undertake to and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015	Raven Ventures LLC,
successor by merger to Courier Corporation

	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger by and among Courier Corporation, R. R. Donnelley & Sons Company, Raven

Solutions, Inc. and Raven Ventures LLC, dated as of February 5, 2015 (incorporated by reference to Exhibit 2.1 to Courier Corporation’s Current Report on Form 8-K filed on February 5, 2015).*

3.1	Articles of Amendment of Courier Corporation.

3.2	Bylaws of Courier Corporation.

3.3	Amended Certificate of Organization of Raven Ventures LLC.

3.4	Operating Agreement of Raven Ventures LLC.

99.1	Press release issued by Courier Corporation on June 5, 2015.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.